AGREEMENT


     THIS AGREEMENT (this "Agreement") is made and entered into this 11th day of November, 1997, by and between EUROGAS, INC., a Utah corporation ("EuroGas"), and B. GROHE, an individual ("Grohe") and T. KOERFER, an individual ("Koerfer"), based on the following:

                                    Recitals

     A. On or about July 3, 1996, EuroGas acquired all of the issued and outstanding shares of a company known as Danube International Petroleum Company, a Texas corporation ("Danube Texas").

     B. DIPC owns 95% of a company now known as Danube International Petroleum Company, B.V., a Netherlands corporation ("Danube Netherlands"), which in turn holds rights to the joint venture and exploitation of oil and gas concessions in Slovakia and Czechoslovakia.

     C.   Grohe owns a 2-1/2% uncertificated interest in Danube Netherlands.

     D.   Koerfer owns a 2-1/2% uncertificated interest in Danube Netherlands.

     E. The parties have agreed that Grohe and Koerfer will exchange their uncertificated interest in Danube Netherlands for shares of common stock of EuroGas as set forth below.

                                   Agreement

     Based on the foregoing premises and the terms and provisions set forth herein and the mutual benefits of the parties to be derived therefrom, it is hereby agreed as follows:

     1. Incorporation of Recitals. The above-stated restated recitals are hereby incorporated by reference.


     2. Grohe Exchange. Grohe shall exchange his 2-1/2% interest in Danube Netherlands for 125,000 shares of restricted common stock of EuroGas bearing the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO OFFER OR SALE OF THESE SECURITIES MAY BE MADE IN THE UNITED STATES OR FOR THE BENEFIT OF A UNITED STATES PERSON WITHOUT FURTHER REGISTRATION OR OTHER COMPLIANCE WITH THE SECURITIES ACT.

     3. Koerfer Exchange. Koerfer shall exchange his 2-1/2% interest in Danube Netherlands for 125,000 shares of restricted commons tock of EuroGas bearing the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO OFFER OR SALE OF THESE SECURITIES MAY BE MADE IN THE UNITED STATES OR FOR THE BENEFIT OF A UNITED STATES PERSON WITHOUT FURTHER REGISTRATION OR OTHER COMPLIANCE WITH THE SECURITIES ACT.

     4. Release. Each of the parties agree to release the other party, which shall include all affiliates, officers, directors, stockholders, attorneys, or assigns with respect to any claims or causes of action whatsoever, which they may have against the other party relating to the ownership interests in Danube Netherlands.

     5. Other Documentation. The parties agree to execute such documentation as may be reasonable and necessary to effectuate the terms and intent of this Agreement.

     6. Facsimile Counterparts. This Agreement may be executed in facsimile counterparts, which shall then be considered to be originals and binding upon the parties.

     DATED as of the date first above written.

                                    EuroGas:

                                          EUROGAS, INC.


                                          By   /s/ Hank Blankenstein
                                            Hank Blankenstein, Vice-President
                                            942 East 7145 South, #101A
                                            Midvale, Utah 84047


                                    Grohe:


                                          /s/ B. Grohe
                                          B. Grohe
                                          c/o John D. Gourley
                                          Madison Realty Investors, Inc.
                                          6116 North Central Expressway,
                                          Suite 901
                                          Dallas, Texas 75206


                                    Koerfer:


                                          /s/ Thomas Koerfer
                                          T. Koerfer
                                          c/o John D. Gourley
                                          Madison Realty Investors, Inc.
                                          6116 North Central Expressway,
                                          Suite 901
                                          Dallas, Texas 75206